SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2004

VSOURCE, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-30326	77-0557617
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7855 Ivanhoe Avenue, Suite 200, La Jolla, California 92037 (Address of principal executive offices)

Registrant's telephone number, including area code: (858) 551-2920

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Item 7.       Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release of Vsource, Inc. dated June 14, 2004

Item 12.       Results of Operation and Financial Condition

            On June 14, 2004, Vsource, Inc. issued a press release announcing its financial results for its fiscal quarter ended April 30, 2004. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VSOURCE, INC.
Date: June 15, 2004	By:	/s/ Dennis M. Smith Dennis M. Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Vsource, Inc. dated June 14, 2004